UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market
Class A Common Stock, $0.01 par value	MAR	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 15, 2020, Marriott International, Inc. (“Marriott”) announced the commencement of cash tender offers for any and all of its outstanding 2.300% Series Q Notes due 2022, 3.250% Series L Notes due 2022, 2.125% Series DD Notes due 2022 and 3.125% Series N Notes due 2021 (such tender offers are collectively referred to as the “Tender Offers”), subject to the terms and conditions of the Tender Offers as set forth in the offer to purchase, dated as of June 15, 2020 (the “Offer to Purchase”). A copy of the news release announcing the Tender Offers, which describes the Tender Offers in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

The foregoing description and the other information in this Current Report on Form 8-K regarding the Tender Offers are included in this report solely for informational purposes. The information reported in this Item 7.01, including the material attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

All statements in this Current Report on Form 8-K are made as of June 15, 2020. Except as required by applicable law, Marriott undertakes no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise. This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws, including statements related to the expected timing, final terms and completion of the Tender Offers and similar statements concerning anticipated future events and expectations that are not historical facts. Marriott cautions you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that Marriott may not be able to accurately predict or assess, including those Marriott identifies in the Offer to Purchase and other risk factors that Marriott identifies in its Securities and Exchange Commission filings, including Marriott’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020. Risks that could affect forward-looking statements in this Current Report on Form 8-K include, without limitation, that the Tender Offers are subject to market conditions and a number of other conditions and approvals, and the final terms of the Tender Offers may vary substantially as a result of market and other conditions. There can be no assurance that the Tender Offers will be completed as described herein or at all. Any of these factors could cause actual results to differ materially from the expectations Marriott expresses or implies in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Marriott is furnishing the following exhibit with this Current Report on Form 8-K:

99.1	Marriott International, Inc. News Release dated June 15, 2020.

Marriott is filing the following exhibit with this Current Report on Form 8-K:

104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: June 15, 2020	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer